May 6, 1998
                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS -
             DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 1997
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND - OTHER INVESTMENT POLICIES AND RISK FACTORS:"
Custodial Receipts. The Fund may purchase securities, frequently referred to as "custodial receipts," representing the right to receive future principal and interest payments on municipal obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a municipal obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The class of receipts that the Fund may purchase has the characteristics of a typical tender option security backed by a conditional "put," which provides the holder with a short-term variable rate note. At specified intervals, the interest rate for such securities is reset by the remarketing agent in order to cause the securities to be sold at par through a remarketing mechanism. If the remarketing mechanism does not result in a sale, the conditional put can be exercised. In either event, the holder is entitled to full principal and accrued interest to the date of the tender or exercise of the "put." The "put" may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons. Before purchasing such security, the Fund is required to make certain determinations with respect to the likelihood of, and the ability to monitor, the occurrence of the conditions that would result in the put not being exercisable. The interest rate for these receipts generally is expected to be below the coupon rate of the underlying municipal obligations and generally is at a level comparable to that of a municipal obligation of similar quality and having a maturity equal to the period between interest rate readjustments. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, municipal obligations having the characteristics similar to the custodial receipts in which the Fund may invest.
        The third sentence in the last paragraph contained in the section of the Fund's Prospectus entitled "Description of the Fund - Limiting Investment Risks and Certain Risk Considerations"is deleted.

                                                         May 6, 1998

                THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS -
           DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

              Supplement to Statement of Additional Information
                           Dated November 1, 1997


     Effective immediately, non-fundamental investment restriction number 2 contained in the section of the Fund's Statement of Additional Information entitled "Investment Policies - Investment Restrictions," relating to purchases of securities of issuers that have been in operation for less than three years, is eliminated as an investment restriction of the Fund.



     The following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Management of the Trust - Trustees and Officers:"

     The Trust has a Board composed of twelve Trustees which supervises the Fund's investment activities and reviews contractual arrangements with companies that provide the Fund with services.


     The following information supplements and should be read in conjunction with the section of the Fund's Statement of Additional Information entitled "Management of the Trust - Trustees and Officers:"


BENAREE PRATT WILEY. Trustee of the Trust; President and CEO of The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC, an affiliate of Dreyfus. Age: 51 years old.
Address: 334 Boylston Street, Suite 400, Boston, MA.